EXHIBIT NUMBER  10.2

            FIRST AMENDMENT TO CREDIT AGREEMENT

    ENTERED INTO by and between CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), and CENTRAL PARKING SYSTEM REALTY, INC., a Tennessee corporation ("CPSR") (herein CPC, CPS, and CPSR are jointly and severally referred to as "Borrower"), SUNTRUST BANK, NASHVILLE, AGENT in its capacity as agent for the Lenders (the "Agent"), and SUNTRUST BANK, NASHVILLE, N.A. ("STB"), NATIONSBANK OF TENNESSEE, N.A. ("NBT"), TEXAS COMMERCE BANK, NATIONAL ASSOCIATION ("TCB"), FIRST UNION NATIONAL BANK OF TENNESSEE ("FUNB"), FIRST AMERICAN NATIONAL BANK ("FANB"), and AMSOUTH BANK OF TENNESSEE ("ABT") (herein STB, NBT, TCB, FUNB, FANB, and ABT shall be collectively referred to as "Lenders") as of this 13th day of August, 1997.

RECITALS:

1. Borrowers, Agent, and Lenders are parties to a Credit Agreement dated as of December 12, 1996 (the "Credit Agreement").

2.   The Borrowers, Agent, and Lenders desire to amend the Credit
     Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

1. The definition of "Maximum Total Amount" as set forth in Article I of the Credit Agreemen shall be amended and restated as follows:

     "MAXIMUM TOTAL AMOUNT" means the principal amount of $120,000,000 less the aggregate face amount of all outstanding Letters of Credit, less the aggregate outstanding principal amount of the Swing Line Note.

2.   Section 2.01(c) of the Credit Agreement is hereby deleted.

3. Section 2.15 of the Credit Agreement is amended and restated in its entirety as follows:

     Section 2.15 COMMITMENT FEE. Commencing on September 30, 1997 and on the last day of each Fiscal Quarter thereafter (or if the last day of the Fiscal Quarter is not a Business Day, then on the next succeeding Business Day) and on the Maturity Date, the Borrowers shall pay to the Agent on or before 1:00 P.M. (Nashville, Tennessee time) for distribution to the Lenders based on their Pro Rata Share a Commitment Fee equal to: (a) the average unused portion of the Revolving Credit Loan (less the face amount of Letters of Credit outstanding during such time period issued by Agent pursuant to Section 2.02 herein) for the preceding Fiscal Quarter (or portion thereof), multiplied by (b) the Commitment Fee Percentage determined in accordance with the table below. The Commitment Fee shall be calculated based on a year of 360 days for the actual number of days in each year.



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     The Commitment Fee Percentage shall be determined by reference to the corresponding calculation of the Applicable Margin as shown below. The commitment Fee Percentage shall change upon any correspondfing change in Applicable Margin.

                 APPLICABLE MARGIN           COMMITMENT FEE PERCENTAGE
                 -----------------           -------------------------
                      1.250%                            .325%
                      1.000%                            .275%
                       .750%                            .225%
                       .625%                            .1875%
                       .500%                            .150%
                       .375%                            .125%
                       .250%                            .100%

4.   Section 6.14(a) of the Credit Agreement is amended and restated as follows:

     (a) Acquisitions for a value of $25,000,000 or less of Property to be owned by any of the Borrowers, or acquisitons for a value of $25,000,000 or less of any Person to be a wholly-owned Subisdiary of any of the Borrowers; or

5.   Section 7.01(f) of the Credit Agreement is amended and restated as follows:

     (f) Unsecured indebtedness (direct or contingent) to others in excess of $20,000,000; and

6.   The Credit Agreement is not amended in any other respect.

7.   The Borrowers represent that no Event of Default or Default
     Condition has occurred under the Credit Agreement.   The Borrowers
     agree that their obligations under the Credit Agreement, as amended, are their joint and several obligations, binding and enforceable in accordance with their terms, subject to no defense, counterclaim, or objection.

ENTERED INTO as of the date first above written.

BORROWERS:

        CENTRAL PARKING CORPORATION
        CENTRAL PARKING SYSTEM, INC.
        CENTRAL PARKING SYSTME REALTY SYSTEM, INC.

AGENT:

        SUNTRUST BANK, NASHVILLE, N.A., AGENT

LENDERS:

        SUNTRUST BANK, NASHVILLE, N.A., AGENT
        NATIONSBANK OF TENNESSEE, N.A.
        TEXAS COMMERCE BANK, NATIONAL ASSOCIATION
        FIRST UNION NATIONAL BANK OF TENNESSEE
        FIRST AMERICAN NATIONAL BANK
        AMSOUTH BANK OF TENNESSEE